Exhibit 99.1

OneMedNet Corporation and Data Knights Acquisition Corp. Announce Effectiveness of Registration Statement and Date of Data Knights’ Special Meeting to Approve Proposed Business Combination

Special Meeting of Data Knights Acquisition Corp. Stockholder to Approve Business Combination Scheduled for October 17, 2023

Shareholders of Record as of September 20, 2023, are Eligible to Vote at Special Meeting

Upon Closing, the Combined Company is Expected to Trade on Nasdaq Under the Ticker “ONMD”

Minneapolis, MN and London, UK – September 25, 2023 – OneMedNet Corporation, the leading curator of regulatory-grade Imaging Real Word Data (“iRWDTM”) and Data Knights Acquisition Corp. (“Data Knights” or “DKAC”) (Nasdaq: DKDCA, DKDCW), a publicly-traded special purpose acquisition company, today announced that the Securities and Exchange Commission ("SEC") has declared effective the registration Statement on Form S-4 ("Registration Statement") in connection with  OneMedNet and Data Knights’ previously announced proposed business combination (the “Business Combination”). The Registration Statement provides important information about OneMedNet, DKAC and the Business Combination.

Data Knights also announced that it will hold a special meeting of its stockholders virtually via live webcast at https://www.cstproxy.com/dataknights/2023 on October 17, 2023 at 10 a.m. Eastern Time (the “Special Meeting”) for its stockholders of record as of the close of business on September 20, 2023 (the “Record Date”), at which Data Knights’ shareholders will be asked to consider and vote upon proposals to approve the Business Combination and related matters. Data Knights will also file a definitive proxy statement/prospectus with the SEC relating to the Business Combination and will commence mailing the definitive proxy statement/prospectus to its stockholders as of the Record Date as soon as practicable. The Business Combination is expected to close shortly after the special meetings of the stockholders of Date Knights and OneMedNet, subject to the approval of the stockholders of each of Data Knights and OneMedNet at those meetings.

The Business Combination is expected to close shortly after the Special Meeting, subject to shareholder approvals and the satisfaction or waiver of the conditions in the business combination agreement and other customary closing conditions. Upon closing of the Business Combination, the post-closing company will be renamed “OneMedNet Corporation” and its common stock and warrants are expected to trade on The Nasdaq Stock Market, LLC (“Nasdaq”) under the ticker symbols “ONMD" and "ONMD,” respectively.

Paul Casey, Chief Executive Officer of OneMedNet, commented, “We are excited to announce the near completion of our path to becoming a publicly traded company. Upon the closing of this transaction, investors now have the opportunity to invest in OneMedNet’s mission of providing research and regulatory-ready, image-centric data that our competitors cannot.”

Barry Anderson, Founder and Chief Executive Officer of Data Knights, said “With the receipt of notice from the SEC informing us of the effectiveness of our S-4 Registration, we are excited to watch OneMedNet become a publicly traded company and act on its plan to increase value for our stockholders.”

OneMedNet and Data Knights previously announced, on April 25, 2022, their execution of a definitive Business Combination agreement. OneMedNet's innovation solutions connect healthcare providers and patients, offering direct access to clinical images and associated contextual patient record. OneMedNet proved the commercial and regulatory viability of imaging RWD, a promising emerging market, and provides regulatory-grade image-centric RWD that exactly matches OneMedNet's Life Science Partners' Case Selection Protocol. With a growing federated network of 200+ healthcare systems and providers, OneMedNet has the immediate ability to search and extensively curate multi-layer data from a Federated group of healthcare facilities quickly and proficiently.

Data Knights stockholders are urged to read the proxy materials, including, among other things, the reasons for the unanimous recommendation by Data Knight’s Board of Directors that stockholders vote "FOR" the Business Combination proposal. Your vote "FOR" the Business Combination is important, no matter how many shares you own. If you have any questions or need assistance voting, please contact Laurel Hill Advisory Group, LLC, Data Knight’s proxy solicitor, by telephone at (855) 414-2266 or by email at dataknights@laurelhill.com. Data Knights stockholders who hold shares in "street name" (i.e., stockholders whose shares are held of record by a broker, bank, or other nominee) should contact their broker, bank, or nominee to ensure that their shares are voted.

About OneMedNet Corporation

Founded in 2009, OneMedNet unlocks the significant value contained within the clinical image archives of healthcare providers by transforming Real-World Data into a valuable, quality asset that can help clinicians improve care and lower costs. Employing its proven OneMedNet iRWD™ solution, OneMedNet securely de-identifies, searches, and curates a data archive locally, bringing a wealth of internal and third-party research opportunities to providers. By leveraging this extensive federated provider network, together with industry leading technology and in-house clinical expertise, OneMedNet successfully meets the most rigorous Real-World Data Life Science requirements. OneMedNet is led by its Chief Executive Officer, Paul Casey, its President, Aaron Green, and Founder, Chairman and Chief Medical Officer, Dr. Jeffrey Yu.

About Data Knights Acquisition Corp.

Data Knights Acquisition Corp. is a blank check company formed for the purposes of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more tech or software businesses or entities.

Important Information and Where to Find It

This press release relates to the Business Combination between OneMedNet and Data Knights. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, OneMedNet and Data Knights, and/or a successor entity of the transaction has filed or will file relevant materials with the SEC, including an effective Registration Statement on Form S-4, which includes a proxy statement/prospectus of Data Knights, which will be filed with the SEC promptly following the date of this press release. The definitive proxy statement will be sent to all Data Knights stockholders. OneMedNet and Data Knights, and/or a successor entity of the transaction will also file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Data Knights are urged to read the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by OneMedNet and Data Knights, or any successor entity of the transaction through the website maintained by the SEC at www.sec.gov.

The documents filed or that will be filed by Data Knights with the SEC also may be obtained free of charge upon written request to Data Knights Acquisition Corp. Trident Court, 1 Oakcroft Road, Chessington, Surrey KT9 1BD, United Kingdom or via email at barry@dataknightsacuk.com. The documents filed or that will be filed by OneMedNet or any successor entity of the transaction with the SEC also may be obtained free of charge upon written request to SEC at www.sec.gov or by directing a request to OneMedNet, 6385 Old Shady Oak Rd Ste 250, Eden Prairie, MN 55344 or via email to paul.casey@onemednet.com.

Participants in the Solicitation

OneMedNet, Data Knights and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Data Knights’ stockholders in connection with the proposed transaction. Additional information regarding the identity of all potential participants in the solicitation of proxies to data Knights’ shareholders in connection with the Business Combination and other matters to be voted upon at the Special Meeting, and their direct and indirect interests, by security holdings or otherwise, is set forth in Data Knights’ proxy statement. Investors may obtain such information by reading such proxy statement.

Non-Solicitation

This press release is for informational purposes only and relates to a proposed business combination between OneMedNet and Data Knights Acquisition Corp and is not intended and does not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer or invitation for the sale or purchase of the securities, assets or the business of Data Knights Acquisition Corp. or OneMedNet, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to (i) trends in the real world medical data industry, including changes in U.S. and state laws, regulations and guidance related to OneMedNet’s products and services; (ii) OneMedNet’s growth prospects and OneMedNet’s market size; (iii) OneMedNet projected financial and operational performance including relative to its competitors; (iv) new product and service offerings OneMedNet may introduce in the future; (v) the potential transaction, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to consummate the potential transaction successfully; (vi) the risk the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Data Knights’ securities; (vii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of Data Knights Acquisition Corp.; (viii) the effect of the announcement or pendency of the proposed business combination on Data Knights’ or OneMedNet’s business relationships, performance and business generally; (ix) the outcome of any legal proceedings that be instituted against Data Knights or OneMedNet related to the proposed business combination or any agreement related thereto; (x) the ability to maintain the listing of Data Knights on Nasdaq; (xi) the price of Data Knights’ securities, including volatility resulting from changes in the competitive and regulated industry in which OneMedNet operates, variations in performance across competitors, changes in laws and regulations affecting OneMedNet’s business and changes in the combined capital structure; (xii) the ability to implement business pans, forecasts, and other expectations after the completion of the proposed business combination and identify and realize additional opportunities; and (xiii) other statements regarding Data Knights’ or OneMedNet’s expectations, hopes, beliefs, intentions and strategies regarding the future.

In addition, any statements that refer to projections forecasts or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. he words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "outlook," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties.

You should carefully consider the risks and uncertainties described in the "Risk Factors" section of Data Knights Acquisition Corp.’s Registration Statement on Form S-1, any proxy statement relating to the transaction filed by Data Knights Acquisition Corp with the SEC, other documents filed by Data Knights Acquisition Corp from time to time with SEC, and any risk factors made available to you in connection with Data Knights Acquisition Corp., OneMedNet, and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of OneMedNet and Data Knights Acquisition Corp.) and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and OneMedNet and Data Knights assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither OneMedNet and Data Knights gives any assurance that either OneMedNet or Data Knights, respectively, will achieve its expectations.

Contact

Investor Contact

Shannon Devine

MZ Group North America

203-741-8811

OMN@mzgroup.us